UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 9, 2015

ANTERO MIDSTREAM PARTNERS LP

(Exact name of registrant as specified in its charter)

Delaware	001-36719	46-4109058
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1615 Wynkoop Street

Denver, Colorado 80202

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (303) 357-7310

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

On September 24, 2015, Antero Midstream Partners LP (the “Partnership”) filed a Current Report on Form 8-K (the “Initial Report”) to report, among other things, the closing of the previously announced transaction by which (i) the Partnership acquired all of the outstanding limited liability company interests of Antero Water LLC (“Antero Water”), a wholly-owned subsidiary of Antero Resources Corporation (“Antero”) that owns and operates Antero’s fresh water distribution assets, and (ii) Antero Treatment LLC (“Antero Treatment”), a wholly-owned subsidiary of the Partnership, acquired all of the assets, contracts, rights, permits and properties owned or leased by Antero and used primarily in connection with the construction, ownership, operation, use or maintenance of Antero’s advanced wastewater treatment complex to be constructed in Doddridge County, West Virginia, pursuant to a Contribution, Conveyance and Assumption Agreement, dated as of September 17, 2015, by and among Antero, the Partnership and Antero Treatment (the “Transaction”).

This Current Report on Form 8-K/A (this “Amendment”) amends and supplements the Initial Report to provide the historical financial statements of the predecessor for accounting purposes of Antero Water (“Antero Water Predecessor”) and the pro forma financial statements of the Partnership required by Item 9.01 of Form 8-K. No other modifications to the Initial Report are being made by this Amendment. This Amendment should be read in connection with the Initial Report, which provides a more complete description of the Transaction.

Item 9.01                   Financial Statements and Exhibits.

(a)         Financial Statements of Business Acquired.

The audited historical financial statements of Antero Water Predecessor as of December 31, 2013 and 2014 and for the years ended December 31, 2012, 2013 and 2014, together with the accompanying Independent Auditors’ Report, are included as Exhibit 99.1 to this Amendment and are incorporated herein by reference.

The unaudited historical condensed financial statements of Antero Water Predecessor as of December 31, 2014 and June 30, 2015 and for the three and six months ended June 30, 2014, and 2015 are included as Exhibit 99.2 to this Amendment and are incorporated herein by reference.

(b)         Pro Forma Financial Information.

The unaudited pro forma condensed combined consolidated balance sheet of the Partnership as of June 30, 2015 and the unaudited pro forma condensed combined consolidated statement of operations and comprehensive income for the Partnership for the six months ended June 30, 2015 and the year ended December 31, 2014 are included as Exhibit 99.3 to this Amendment and are incorporated herein by reference.

(d)         Exhibits.

EXHIBIT	DESCRIPTION
23.1	Consent of KPMG, LLP.

99.1	Audited Historical Financial Statements of Antero Water Predecessor as of December 31, 2013 and 2014 and for the Years Ended December 31, 2012, 2013 and 2014.

99.2	Unaudited Historical Condensed Financial Statements of Antero Water Predecessor as of December 31, 2014 and June 30, 2015 and for the Three and Six Months Ended June 30, 2014 and 2015.

99.3

Unaudited Pro Forma Condensed Combined Consolidated Balance Sheet of the Partnership as of June 30, 2015 and Unaudited Pro Forma Condensed Combined Consolidated Statement of Operations and Comprehensive Income for the Partnership for the Six Months Ended June 30, 2015 and the Year Ended December 31, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANTERO MIDSTREAM PARTNERS LP

By:	Antero Resources Midstream Management LLC,
its general partner

By:	/s/ GLEN C. WARREN, JR.
Glen C. Warren, Jr.
President and Chief Financial Officer

Dated: October 9, 2015

EXHIBIT INDEX

EXHIBIT	DESCRIPTION
23.1	Consent of KPMG, LLP.

99.1	Audited Historical Financial Statements of Antero Water Predecessor as of December 31, 2013 and 2014 and for the Years Ended December 31, 2012, 2013 and 2014.

99.2	Unaudited Historical Condensed Financial Statements of Antero Water Predecessor as of December 31, 2014 and June 30, 2015 and for the Three and Six Months Ended June 30, 2014 and 2015.

99.3

Unaudited Pro Forma Condensed Combined Consolidated Balance Sheet of the Partnership as of June 30, 2015 and Unaudited Pro Forma Condensed Combined Consolidated Statement of Operations and Comprehensive Income for the Partnership for the Six Months Ended June 30, 2015 and the Year Ended December 31, 2014